Exhibit 10.10

                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of March 8, 2000 among Capital Trust, Inc., a Maryland corporation (the "Company"), Travelers Limited Real Estate Mezzanine Investments I, LLC, a Delaware limited liability company ("Limited REMI I"), Travelers Limited Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("Limited REMI II") and Travelers General Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("General REMI II") (collectively the "CIG Parties") or any Affiliate of General REMI II or Limited REMI II who may hereafter execute and agree to be bound by this Agreement and named as a Holder on Schedule A attached hereto (which schedule shall be amended from time to time to reflect such agreement of such Person). Capitalized terms not expressly defined herein shall have the meaning ascribed to such terms in the Venture Agreement (as defined below).

                                    Recitals

                  WHEREAS, the Company and its affiliates, CT-F1, LLC, a Delaware limited liability company ("CT-F1"), CT-F2-GP, LLC, a Delaware limited liability company ("CT-F2- GP"), CT-F2-LP, LLC ("CT-F2-LP"), a Delaware limited liability company, and CT Investment Management Co., LLC, a Delaware limited liability company ("CTIMCO" and together with CT-F1, CT-F2-GP and CT-F2-LP, the "CT Parties"), and the CIG Parties are parties that certain venture agreement (the "Venture Agreement"), dated as of the date hereof, pursuant to which, among other things, the parties thereto will co-sponsor, commit to invest capital in and manage real estate mezzanine investment opportunity funds, subject to certain conditions as provided in the Venture Agreement;

                  WHEREAS, in connection with the formation of Fund I, the Company has on the date hereof issued to CT-F1 a warrant to purchase 4,250,000 shares of class A common stock, par value $.01 per share, of the Company ("Common Stock") at $5.00 per share, pursuant to the terms and conditions of a Fund I Class A Common Stock Warrant Agreement entered into by the Company on the date hereof (including any warrants hereafter issued in exchange therefor, in substitution therefor or upon transfer thereof, the "Fund I Warrant"), whereupon CT-F1 has on the date hereof contributed the Fund I Warrant to Fund I as part of its capital contribution to Fund I pursuant to the Fund I Agreement, whereupon Limited REMI I has on the date hereof purchased the Fund I Warrant from Fund I pursuant to the Fund I Warrant Purchase Agreement and in consideration thereof has delivered to Fund I the Fund I Promissory Note;

                  WHEREAS, in connection with the formation of Fund II and Subsequent Funds and in consideration of the CIG Parties Commitment and Limited REMI II's procuring Private Banking Client Commitments, CT has on the date hereof agreed to issue, concurrently with the Fund II Initial Closing, to CT-F2-GP, and, as applicable, concurrently with any Subsequent

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Closing, to CT-F2-GP or to any CT Fund Control Person Member of each Subsequent
Fund's Fund Control Person, as the case may be (and in each case subject to the procedures and limitations set forth in Section 2.2 of the Venture Agreement), certain warrants containing the right to purchase an aggregate number of shares of Common Stock at $5.00 per share determined in accordance with the formula set forth in Section 2.2 of the Venture Agreement, each to be issued pursuant to a form of warrant agreement substantially in the form of the Fund I Warrant (any such warrant constituting either a Fund II Purchase Warrant, a Fund II Service Warrant, a Subsequent Funds Purchase Warrant or a Subsequent Funds Service Warrant, as the case may be, in accordance with Section 2.2 of the Venture Agreements) (hereinafter such warrants and the Fund I Warrant are collectively referred to as the "Venture Warrants";

                  WHEREAS, CT-F2-GP has agreed to contribute the Fund II Purchase Warrant and the Fund II Service Warrant or the Subsequent Fund Purchase Warrant and the Subsequent Fund Service Warrant, as the case may be, when, as and if issued and contributed to it in accordance with the foregoing, containing the right to purchase a number of shares of Common Stock equal to the applicable number of shares of Common Stock as set forth in Section 2.2 of the Venture Agreement, to the Fund II General Partner as part of its capital contribution to the Fund II General Partner pursuant to the Fund II General Partner Agreement, and the CT Parties will cause each CT Fund Control Person Member of a Subsequent Fund's Fund Control Person to contribute the Subsequent Fund Purchase Warrant and the Subsequent Fund Service Warrant when, as and if issued and contributed to it in accordance with the foregoing, containing the right to purchase a number of shares of Common Stock equal to the applicable number of shares of Common Stock as set forth in Section 2.2 of the Venture Agreement, to such Fund Control Person as part of its capital contribution to such Fund Control Person pursuant to the applicable agreement governing such Fund Control Person;

                  WHEREAS, the Fund II General Partner and each Subsequent Fund's Fund Control Person, as the case may be, will sell pursuant to the Fund II Warrant Purchase Agreement or the Subsequent Funds Warrant Purchase Agreement, as the case may be, to General REMI II or its Affiliates any Fund II Purchase Warrant or Subsequent Funds Purchase Warrant, as the case may be, contributed to it in accordance with the foregoing, containing the right to purchase a number of shares of Common Stock equal to the Initial Closing Purchase Warrant Number and the Subsequent Closing Purchase Warrant Number, as the case may be, as set forth in Section 2.2 of the Venture Agreement;

                  WHEREAS, in connection with services to be rendered by Limited REMI II or its Affiliates for the Fund II General Partner and each Subsequent Fund's Fund Control Person, as the case may be, in connection with raising Private Banking Client Commitments to Fund II or any Subsequent Fund, as the case may be, the Fund II General Partner and each Fund Control Person, as the case may be, will transfer to Limited REMI II or its Affiliates any Fund II Service Warrant or Subsequent Funds Service Warrant contributed to it in accordance with the foregoing, containing the right to purchase a number of shares of Common Stock

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equal to the Initial Closing Service Warrant Number and the Subsequent Closing
Service Warrant Number, as the case may be, as set forth in Section 2.2 of the Venture Agreement;

                  WHEREAS, the Venture Warrants cannot be exercised before March 8, 2001 ("Exercise Commencement Date");

                  WHEREAS, the Company has agreed to issue shares of Common Stock to the Holders (as defined below) upon exercise of the Venture Warrants and to grant to the Holders the registration rights set forth in Section 2 hereof.

                  NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

                  Section 1.  Definitions.

                  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Advice" has the meaning set forth in Section 3(b) hereof.

                  "Business Day" means a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are permitted or required by any applicable law to close.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" has the meaning set forth in the Recitals.

                  "Company" has the meaning set forth in the Preamble and also includes the Company's successors.

                  "Delay Period" has the meaning set forth in Section 2(c) hereof.

                  "Effectiveness Period" has the meaning set forth in Section 2(a) hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Exercise Commencement Date" has the meaning set forth in the Recitals.

                  "Holder" or "Holders" means Limited REMI I, General REMI II, Limited REMI II, any Affiliate of the foregoing Persons who agrees to be bound by this Agreement and

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named as a Holder on Schedule A hereto in accordance with the introductory paragraph of this Agreement, or any Person who has acquired Registrable Securities by Transfer, operation of law or otherwise, if such Person is an owner of record of Registrable Securities, or of a security convertible into or exercisable or exchangeable for Registrable Securities, whether or not such conversion, exercise or exchange has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

                  "Inspectors" has the meaning set forth in Section 3(a)(xii) hereof.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Person" means an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

                  "Prospectus" shall mean the prospectus included in a Shelf Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.

                  "Registrable Securities" means (i) the shares of Common Stock issuable upon exercise of the Venture Warrants; (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such shares of Common Stock; and (iii) any securities issued in exchange for such shares of Common Stock in any merger, combination or reorganization of the Company; provided, however, that Registrable Securities shall not include any securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rules promulgated by the Commission pursuant to the Securities Act, and, provided further, that the Company shall have no obligation under Section 2 to register any Registrable Securities of a Holder or keep any Shelf Registration Statement effective if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and their counsel to the effect that the proposed sale or disposition of all of the Registrable Securities does not require registration under the Securities Act for a sale or disposition in a single public sale, and if the Company shall offer to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities. For

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purposes of this Agreement, a Person will be deemed to be a Holder of
Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected.

                  "Rule 144" and "Rule 145" mean Rule 144 and Rule 145 promulgated under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Shelf Registration" shall mean a registration effected pursuant to Section 2(a) hereof.

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(a) hereof which covers all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

                  "Transfer" means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or consolidation) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

                  "Violation" has the meaning set forth in Section 5(a)(i).

                  "Venture Warrants" has the meaning set forth in the Recitals.

                  Section 2. Registration under the Securities Act.

                  (a) Registration Requirement. The Company shall use commercially reasonable efforts to cause there to be filed with the Commission a Shelf Registration Statement meeting the requirements of the Securities Act at least 30 days prior to the Exercise Commencement Date, or if any Venture Warrants shall not have been issued by such date, within 30 days following the date of issuance and subsequent transfer to the Holders thereof pursuant to the Venture Agreement, and shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 120 days after the filing of any such Shelf Registration Statement, provided however, the Company shall

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not be required to file a Shelf Registration Statement or cause it to be declared effective during any Delay Period. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company in writing, within 10 Business Days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the Commission to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

                  (b) Effectiveness Requirement. The Company agrees to use its commercially reasonable efforts to keep each Shelf Registration Statement continuously effective and the Prospectus usable for resales for a period commencing on the date that such Shelf Registration Statement is initially declared effective by the SEC and terminating on the date when all of the Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or cease to be Registrable Securities (the "Effectiveness Period"); provided, however, the Company shall be permitted to suspend sales of Securities during any Delay Period.

                  (c) The term "Delay Period" shall mean, with respect to any obligation to file a Shelf Registration Statements or to keep any Prospectus usable for resales pursuant to this Section 2, the period when there exist circumstances relating to a material pending development, including but not limited to a pending or contemplated material acquisition or merger or other material transaction or similar event, which would require disclosure by the Company in such Shelf Registration Statement or Prospectus of material information which the Company determines in good faith that it has a bona fide business purpose for keeping confidential and non-public and the non-disclosure of which in such Shelf Registration Statement or Prospectus might cause such Shelf Registration Statement or Prospectus to fail to comply with applicable disclosure requirements. A Delay Period shall commence on and include the date that the Company gives written notice (a "Delay Notice") to the Holders that it is not required to file any Shelf Registration Statement or cause it to be declared effective or the Prospectus is no longer usable as a result of a material pending development pursuant to Section 2(b) hereof and shall end on the date when the Holders are advised in writing by the Company that the current Delay Period has terminated (it being understood that the Company shall give such notice to all Holders promptly upon making the determination that the Delay Period has ended); provided; however, that the Company shall not be entitled to Delay Periods having durations that exceed one hundred and eighty (180) days in the aggregate during any calendar year.


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                  (d) Each Holder agrees that it shall give the Company notice of not less than 5 Business Days prior to disposing of any Registrable Securities under a Shelf Registration Statement so that the Company may make any determination to suspend sales of Securities as contemplated in Section 2(b). The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of such Shelf Registration Statement, notify each such Holder when such Shelf Registration Statement has become effective and take such other actions as are required to permit unrestricted resales of the Registrable Securities. The Company further agrees to supplement or amend each Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

                  (e) Effective Shelf Registration Statement. A Shelf Registration Statement will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to such Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume. The Company will be deemed not to have used its commercially reasonable efforts to cause a Shelf Registration Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Shelf Registration Statement not being declared effective or that would result in the Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action is required by applicable law.

                  Section 3. Registration Procedures.

                  (a) Obligations of the Company. In connection with its obligations under Section 2 hereof with respect to the Shelf Registration Statement, the Company shall, as expeditiously as practicable:

                          (i) prepare and file with the Commission a Shelf
                  Registration Statement as prescribed by Section 2(a) within the relevant time period specified in Section 2(a) hereof on the appropriate form under the Securities Act, which form shall (i) be selected by the Company, (ii) be available for the sale of the Registrable Securities by the selling Holders thereof, and (iii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith; the

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                  Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective and remain effective and the Prospectus usable for resales in accordance with Section 2 hereof, subject to the proviso contained in Section 2(b) hereof; provided, however, that, before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable
                  Securities covered by such Shelf Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed; and the Company shall not file any Shelf Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, other than filings required under the Exchange Act, if the Holders, their counsel or the managing underwriters of an underwritten offering of Registrable Securities, if any, shall reasonably object in a timely manner;

                           (ii) prepare and file with the Commission such
                  amendments and post- effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the Effectiveness Period, subject to the proviso contained in the Section 2(b) hereof, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the Commission, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force), under the Securities Act, respond within a reasonable time to any comments received from the Commission with respect to such Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement;

                           (iii) register or qualify the Registrable Securities
                  under all applicable state securities or "Blue Sky" laws of such jurisdictions by the time the applicable Shelf Registration Statement is declared effective by the Commission as any Holder of Registrable Securities covered by such Shelf Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by

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                  such Holder; provided, however, that the Company shall not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(a)(iii) hereof, (B) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (C) subject itself to taxation in any such jurisdiction if it is not then so subject;

                           (iv) promptly notify each Holder of Registrable
                  Securities, its counsel and the managing underwriters of an underwritten offering of Registrable Securities, if any, and promptly confirm such notice in writing (A) when the Shelf Registration Statement covering such Registrable Securities has become effective and when any post-effective amendments thereto become effective, (B) of any request by the Commission or any state securities authority for amendments and supplements to such Shelf Registration Statement or Prospectus or for additional information after such Shelf Registration Statement has become effective, (C) of the issuance or threatened issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Shelf Registration Statement or the qualification of the Registrable Securities in any jurisdiction described in
                  Section 3(a)(iii) hereof or the initiation of any proceedings for that purpose, (D) if, between the effective date of such Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any purchase agreement, securities sales agreement or other similar agreement cease to be true and correct in all material respects, (E) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which causes such Shelf Registration Statement or Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (F) of the reasonable determination of the Company that a post-effective amendment to such Shelf Registration Statement would be appropriate;

                           (v) take reasonable efforts to prevent the entry of
                  any stop order suspending the effectiveness of any Shelf Registration Statement, or if entered, to obtain the withdrawal of any such stop order at the earliest possible moment;

                           (vi) furnish to each Holder of Registrable Securities
                  included within the coverage of a Shelf Registration Statement, without charge, at least one conformed copy of the Shelf Registration Statement relating to such Shelf

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                  Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                           (vii) cooperate with the selling Holders of
                  Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the selling Holders or any underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to the Shelf Registration Statement relating thereto;

                           (viii) as soon as practicable after the resolution of
                  any matter or event specified in Sections 3(a)(iii)(B), 3(a)(iii)(C), 3(a)(iii)(E) (subject to the proviso contained in Section 2(b) hereof) and 3(a)(iii)(F) hereof, prepare a supplement or post-effective amendment to the applicable Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ix) a reasonable time prior to the filing of any
                  document which is to be incorporated by reference into a Shelf Registration Statement or a Prospectus after the initial filing of such Shelf Registration Statement, provide a reasonable number of copies of such document to the Holders and make such of the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities available for discussion of such document;

                           (x) if requested by the Holders of Registrable
                  Securities in connection with a firm commitment underwritten offering of at least $5 million in initial public offering price of Registrable Securities: (i) enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and make such representations and warranties to the underwriters (if any), with respect to the business of the Company and its subsidiaries as then conducted and with respect to the applicable Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters covering the matters customarily covered in opinions requested in underwritten offerings and

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                  such other matters as may be reasonably requested by such
                  underwriters (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions); (iii) obtain "cold comfort" accountants' letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary for such agreements;

                           (xi) if requested by Holders of Registrable
                  Securities in connection with a firm underwritten commitment offering of at least $5 million in initial public offering price of Registrable Securities, make reasonably available for inspection by any selling Holder of Registrable Securities who certifies to the Company that it has a current intention to sell Registrable Securities pursuant to the Shelf Registration, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during the Company's normal business hours, all financial and other records, and pertinent organizational and operational documents of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, trustees and employees of the Company and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Shelf Registration Statement, records and information which the Company, in good faith, determines to be confidential and any Records and information which it notifies the Inspectors are confidential shall not be disclosed to any Inspector except where (i) the disclosure of such Records or information is necessary to avoid or correct a material misstatement or omission in the applicable Shelf Registration Statement, (ii) the release of such Records or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding, or (iii) such Records or information previously has been made generally available to the public; each selling Holder of such Registrable Securities will be required to agree in writing that Records and information obtained by it as a result of such inspections shall be deemed confidential and

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                  shall not be used by it as the basis for any market
                  transactions in the securities of the Company unless and until such is made generally available to the public through no fault of an Inspector or a selling Holder; and each selling Holder of such Registrable Securities will be required to further agree in writing that it will, upon learning that disclosure of such Records or information is sought in a court of competent jurisdiction, or in connection with any action, suit or proceeding, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records and information deemed confidential;

                           (xii) comply with all applicable rules and
                  regulations of the Commission so long as any provision of this Agreement shall be applicable and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any twelve-month period (or 90 days after the end of any twelve-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Shelf Registration Statement, which statements shall cover said twelve-month periods, provided that the obligations under this Section 3(l) shall be satisfied by the timely filing of quarterly and annual reports on Forms 10-Q and 10-K under the Exchange Act;

                           (xiii) cooperate with each seller of Registrable
                  Securities covered by a Shelf Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                           (xiv) take all other steps necessary to effect the
                  registration of the Registrable Securities covered by a Shelf Registration Statement contemplated hereby.

                  (b) Holders' Obligations.

                           (i) Each Holder agrees that, upon receipt of any
                  notice from the Company of the occurrence of any event specified in Sections 3(a)(iii)(B), 3(a)(iii)(C), 3(a)(iii)(E), 3(a)(iii)(F) hereof or any Delay Notice, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement at issue until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(viii)

923211.7
                                       12
                  hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

                           (ii) Each Holder agrees that the Company may require
                  each seller of Registrable Securities as to which any registration is being effected to furnish to it such information regarding such seller as may be required by the staff of the Commission to be included in the applicable Shelf Registration Statement, the Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within 10 Business Days after receiving such request, and the Company shall have no obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.

                  Section 4. Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to a Shelf Registration Statement for each selling Holder, including all registration, exchange listing, accounting, filing and NASD fees, all fees and expenses of complying with securities or Blue Sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "comfort letters" required by or incident to such performance and compliance and reasonable fees and disbursements of one firm of counsel for the Holders, underwriting discounts and commissions relating to the Registrable Securities.

                  Section 5. Indemnification; Contribution.

                  (a) Indemnification by the Company. If any Registrable Securities are included in a Shelf Registration Statement under this Agreement:

                           (i) To the extent permitted by applicable law, the
                  Company shall indemnify and hold harmless each selling Holder, each Person, if any, who controls such selling Holder within the meaning of the Securities Act, and each officer, director, trustee, partner, and employee of such selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages,

923211.7
                                       13
                  liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

                                            (A) Any untrue statement or alleged
                           untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto or any document incorporated by reference therein;

                                            (B) The omission or alleged omission
                           to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                                            (C) Any violation or alleged
                           violation by the Company of the federal securities laws any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this
Section 5(a) shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such Person at or prior to the confirmation of sale to such Person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify underwriters participating in the distribution of the Registrable Securities, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the selling Holders.

                  (b) Indemnification by Holder. If any of a selling Holder's Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by applicable law, such selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other

923211.7
                                       14
selling Holder, any controlling Person of any such other selling Holder and each officer, director, partner, and employee of such other selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation is based on or arises from written information furnished by such selling Holder to the Company expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this
Section 5(b) exceed the gross proceeds from the applicable offering received by such selling Holder. In no event shall a Holder be jointly liable with any other Holder as a result of its indemnification obligations.

                  (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this
Section 5, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if not otherwise known by the Company and materially prejudices or results in forfeiture of substantial rights or defenses shall relieve such indemnifying party of any liability to the indemnified party under this Section 5 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 5. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding, or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there

923211.7
                                       15
may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

                  (d) Contribution. If the indemnification required by this
Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 5:

                           (i) The indemnifying party, in lieu of indemnifying
                  such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
                  Section 5(a) and Section 5(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                           (ii) The parties hereto agree that it would not be
                  just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the

923211.7
                                       16
                  equitable considerations referred to in Section 5(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) Full Indemnification. If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 5 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 5(d)(i) hereof.

                  (f) Survival. The obligations of the Company and the selling Holders of Registrable Securities under this Section 5 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this agreement, and otherwise.

                  Section 6. Covenants of the Company. The Company hereby agrees and covenants as follows:

                  (a) Exchange Act Filings. The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph
(c)(2) of Rule 144. The Company shall take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the Commission.

                  In connection with any sale, transfer or other disposition by a Holder of any Registrable Securities pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least two business days prior to any sale of Registrable Securities.

                  (b) Merger, Consolidations and Sale of Assets. The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or
(y) Transfer or agree to Transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the

923211.7
                                       17
securities which the Holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

                  Section 7.  Miscellaneous.

                  (a) Amendments and Waivers.

                           (i) The provisions of this Agreement, including the
                  provisions of this Section 7(a), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities, provided that no amendment, modification or supplement or waiver or consent to a departure with respect to Section 5 hereof shall be effective against any Holder unless consented to in writing by such Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder of Registrable Securities, and the Company.

                           (ii) Notice of any amendment, modification or
                  supplement to this Agreement adopted in accordance with this
                  Section 7 shall be provided by the Company to the Holders at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

                  (b) Notices. All notices or other communications under this Agreement shall be sufficient if in writing and delivered by hand or sent, postage prepaid by registered, certified or express mail, or by recognized overnight air courier service and shall be deemed given when so delivered by hand, or if mailed or sent by overnight courier service, on the third Business Day after mailing (one Business Day in the case of express mail or overnight courier service) to the parties at the following addresses:

                           (i)      if to Limited REMI I, to:

                                    Travelers Limited Real Estate
                                    Mezzanine Investments I, LLC
                                    205 Columbus Blvd., 9PB
                                    Hartford, CT 06183-2030
                                    Attn:   Duane Nelson, Esq.
                                    Real Estate Investment Number: 12832


923211.7
                                       18
                                    with a copy to:

                                    Citigroup Investments Inc.
                                    388 Greenwich Street, 36th Floor
                                    New York, New York 10013
                                    Attn:   Mr. Michael Watson
                                    Real Estate Investment Number: 12832

                           (ii)     if to General REMI II, to:

                                    Travelers General Real Estate
                                    Mezzanine Investments II, LLC
                                    205 Columbus Blvd., 9PB
                                    Hartford, CT 06183-2030
                                    Attn:   Duane Nelson, Esq.
                                    Real Estate Investment Number: 12833

                                    with a copy to:

                                    Citigroup Investments Inc.
                                    388 Greenwich Street, 36th Floor
                                    New York, New York 10013
                                    Attn:   Mr. Michael Watson
                                    Real Estate Investment Number: 12833

                           (iii)    if to Limited REMI II, to:

                                    Travelers Limited Real Estate
                                    Mezzanine Investments II, LLC
                                    205 Columbus Blvd., 9PB
                                    Hartford, CT 06183-2030
                                    Attn:   Duane Nelson, Esq.
                                    Real Estate Investment Number: 12833

                                    with a copy to:

                                    Citigroup Investments Inc.
                                    388 Greenwich Street, 36th Floor
                                    New York, New York 10013
                                    Attn:   Mr. Michael Watson
                                    Real Estate Investment Number: 12833


923211.7
                                       19

                           (iv)     if to the Company, to:

                                    Capital Trust, Inc.
                                    605 Third Avenue,
                                    26th Floor,
                                    New York, New York 10016
                                    Attention: John R. Klopp

                                    with a copy to:

                                    Battle Fowler LLP
                                    75 East 55th Street
                                    New York, New York 10022
                                    Attention:  Thomas E. Kruger

or at such other address as the addressee may have furnished in writing to the sender as provided herein.

                  (c) Successors, Assigns and Transferees. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Company and the Holders, including, without limitation and without the need for an express assignment, subsequent Holders who have acquired Registrable Securities by Transfer. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.


923211.7
                                       20

                  (g) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  (h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



923211.7
                                       21

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                                       CAPITAL TRUST, INC.


                                       By: /s/ John R. Klopp
                                           -------------------------------------
                                           John R. Klopp
                                           Chief Executive Officer


                                       TRAVELERS LIMITED REAL ESTATE
                                         MEZZANINE INVESTMENTS I, LLC


                                       By: /s/ Michael Watson
                                           -------------------------------------
                                           Michael Watson
                                           Vice President


                                       TRAVELERS GENERAL REAL ESTATE
                                          MEZZANINE INVESTMENTS II, LLC


                                       By: /s/ Michael Watson
                                           -------------------------------------
                                           Michael Watson
                                           Vice President


                                       TRAVELERS LIMITED REAL ESTATE MEZZANINE
                                         INVESTMENTS II, LLC


                                       By: /s/ Michael Watson
                                           -------------------------------------
                                           Michael Watson
                                           Vice President

923211.7